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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): November 1, 2000

                        Liberty Financial Companies, Inc.
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             (Exact name of registrant as specified in its charter)

                                  Massachusetts
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                    (State of incorporation or organization)

            1-13654                                  04-3260640
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   (Commission File Number)                       (I.R.S. Employer
                                                Identification  No.)

             600 Atlantic Avenue, Boston, Massachusetts 02210-2214
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               (Address of Principal Executive Office) (Zip Code)

       Registrant's telephone number, including area code: (617) 722-6000
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Item 5.  Other Events.

         On November 1, 2000, Liberty Financial Companies, Inc., a Massachusetts corporation (the "Company"), issued a press release stating that it has retained CS First Boston to help explore strategic alternatives, including the possible sale of the Company. The Company added that, because the strategic review is now ongoing, it cannot speculate on the outcome, and there is no assurance that any transaction will be completed. The Company will have no further public comment on this subject until the Company and CS First Boston complete the review.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      LIBERTY FINANCIAL COMPANIES, INC.

Date: November 9, 2000                By: /s/ J. Andrew Hilbert
                                         --------------------------------
                                         J. Andrew Hilbert
                                         Chief Financial Officer